Exhibit 10.10

First Amendment to an Unsecured Loan Agreement

Signed between the parties on July 13, 2021

WHEREAS, on July 1, 2021 it was signed by and between Smart Repair Pro Inc. registration number C4094119 whom is incorporated in California (“Borrower”) and Tamrid Ltd. Company number 513258624 (“Lender”). (the “Loan Agreement”);

WHEREAS, the Lender and Borrower mutually agreed on clarifying the conditions of the Loan Agreement, regarding the warrants promised in the Loan Agreement by the Borrower to Lender;

WHEREAS, The parties wish to put in writing the new and updated change by way of this amendment.

Therefore, it was agreed upon by the parties as follows:

1.	Warrants.

Section 5 is hereby amended and restated to read as follows:

“Subject to the completion of an initial public offering, following which the shares of Jeffs’ Brands Ltd., a company holding, as of this date, the full issued capital of the borrower ( “Parent Company”), for trading on a recognized stock exchange (“IPO”), the Parent Company shall grant wrrants to the Lender, in accordance to the agreed form by the Parent Company, according to which the Lender shall be entitled to purchase to Parent Company’s stocks in an aggregate amount of US$ 125,000, in a price per share that shall be determined at the IPO, for a three (3) year period from the grant date.

2.	General. The Parent Company’s obligation to issue the warrants should not be considered as any obligation to bear the Borrower’s obligations. Any Capitalized Term not defined herein, shall have the meaning ascribed to it under the Loan Agreement. All other provisions of the Loan Agreement shall continue in full force and effect, mutatis-mutandis.

[Signature Page below]

IN WITNESS WHEREOF, the parties have signed this Agreement in one or more counterparts as of the date first hereinabove set forth.

THE LENDER:

TAMRID LTD.

By:	/s/ Tamrid Ltd.
Title:
Date:

THE BORROWER

SMART REPAIR PRO INC.

By:	/s/ Smart Repair Pro
Title:
Date:

THE PARENT COMPANY

JEFFS’ BRANDS LTD.

By:	/s/ Jeffs’ Brands Ltd.
Title:
Date:

[Signature page to Loan Agreement]